Properties And Equipment	12 Months Ended
Dec. 31, 2012
Properties And Equipment [Abstract]
Properties And Equipment

12.Properties and Equipment

A summary of properties and equipment follows (in thousands):

	December 31,
	2012	2011
Land	$1,363	$1,360
Buildings	47,831	40,424
Transportation equipment	20,165	19,412
Machinery and equipment	69,299	62,467
Computer software	47,184	44,805
Furniture and fixtures	68,394	58,317
Projects under development	2,305	2,875
Total properties and equipment	256,541	229,660
Less accumulated depreciation	(164,607)	(146,709)
Net properties and equipment	$91,934	$82,951

The net book value of computer software at December 31, 2012 and 2011, was $14.1 million and $15.4 million, respectively.  Depreciation expense for computer software was $4.3 million, $5.6 million and $5.9 million for the years ended December 31, 2012, 2011 and 2010, respectively.